                                                                   Exhibit 10.48

                           LICENSED SYSTEM ADDENDUM #2

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                             SEIKO EPSON CORPORATION

                                       and

                    PEERLESS SYSTEMS(R) IMAGING PRODUCTS INC.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

                      LICENSED SYSTEM ADDENDUM #2 TO MASTER
                       TECHNOLOGY LICENSE AGREEMENT DATED
                                  APRIL 1, 2000

The Licensed System Addendum #2 ("this LSA #2") is entered into as of October __, 2000 by and between SEIKO EPSON Corporation, a Japanese corporation ("SEC") and PEERLESS Systems(R) Imaging Products Inc., a Washington corporation, with offices at 20415 72nd Ave. S., Suite 400, Kent, WA 98032 (hereinafter "PSIP" a wholly owned subsidiary of PEERLESS Systems Corporation, a Delaware corporation, pursuant to the provisions of the Master Technology License Agreement between those Parties dated April 1, 2000 (the "MTLA"). That MTLA provides that SEC may be granted a license of certain Licensed Products from PSIP pursuant to the License System Addendum #1 dated July 13, 2000, to the MTLA executed by SEC and PSIP (the "LSA #1"). This LSA #2 is hereby made part thereof, and the terms and conditions of the MTLA are incorporated by reference herein. To the extent there are any inconsistencies between this LSA #2 and the MTLA or the LSA #1, this LSA #2 shall control.

This LSA #2 includes the following Exhibits:

         Exhibit A - Description of License Granted
         Exhibit B - Payments and Payment Terms
         Attachment #1 - Summary of Authorized SEC Devices Licensed by LSA #2

IN WITNESS WHEREOF, the Parties have executed this LSA #2 as of the date below written:

SEIKO EPSON CORPORATION                PEERLESS SYSTEMS IMAGING
                                       PRODUCTS, INC.

By:                                    By:

/s/ Toru Oguchi                          /s/ Ron Davis
------------------------------------   ----------------------
(Authorized Signature)                 (Authorized Signature)
Name:  Toru Oguchi                     Name:  Ron Davis
Title:  Senior General Manager         Title:  Vice President:  Worldwide Sales
Date:  October 31, 2000                Date:  October 31, 2000

--------------------------------------------------------------------------------
10/30/00                       Page 1 of 16          Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

                           LICENSED SYSTEM ADDENDUM #2

1.0 DEFINITIONS. All capitalized terms used herein shall have the meaning specified in this LSA #2 or, if not defined herein, then the meaning specified in the MTLA. For terms that are defined in this Section 1 and in the MTLA or LSA #1, the definition provided herein shall govern for all purposes hereof.

1.1 "Derivative Product", with respect to any hardware product, means the main body of a SEC product incorporating PSIP Material and any other components which shall be bundled with and be contained in a package with the main body of product at the time of SEC's shipment of that product to SEC's customer.

1.2 "Machine Executable Copy" includes anything designated as such under the MTLA and, without limiting the foregoing, any object code, machine executable version of any Derivative Work of any Current Release or Update Release licensed to SEC under this LSA #2.

1.3 "PSIP Materials" includes anything designated as such under the MTLA and, without limiting the foregoing, any of the foregoing incorporated in or underlying any Derivative Work thereof.

1.4 "Bundled Product" in the context of this LSA #2 means that every unit of the designated Authorized SEC Devices shipped will contain Adobe PostScript(R)3(TM).

1.5 "Unbundled Product" in the contest of this LSA #2 means every one of the designated Authorized SEC Devices may not contain Adobe PostScript(R)3(TM). In the event that the Authorized SEC Device is offered for sale with Adobe PostScript(R)3(TM) both as an option and as a standard feature (in this case as two versions of the same Authorized SEC Device), both versions will be considered as "Unbundled Products".

2.0 ADDITIONAL LICENSE GRANTED. Unless specifically set out herein, SEC is given no rights hereunder to distribute, or in any other manner transfer Source Code or Source Materials to any third person. All Licenses granted herein are non-exclusive.

3.0 DELIVERABLES. SEC agrees that PSIP has transmitted to an Authorized SEC Facility one (1) copy of the Machine Executable Code and related standard documentation for each Authorized SEC Device identified herein.

4.0 TERM AND TERMINATION. The term of this LSA #2 shall become effective from July 1, 2000 and shall be coextensive with the term of the License under the MTLA.

5.0 INDEMNIFICATION. SEC shall have the right, subject to the MTLA, LSA #1 and this LSA #2, to control its development, manufacturing and marketing efforts. Accordingly, SEC shall, except to the extent that PSIP has indemnified SEC pursuant to the MTLA, indemnify and hold PSIP harmless from any and all losses or damages (including without limitation attorney's fees and costs and all third party claims or demands of any type whatsoever) arising out of, incurred in connection with or relating to the SEC's development, manufacturing and marketing of Authorized SEC Devices.

--------------------------------------------------------------------------------
10/30/00                       Page 2 of 16          Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

6.0 PROPRIETARY RIGHTS AND CONFIDENTIALITY

6.1 PSIP shall own all title and proprietary rights, including without limitation copyrights, patents and trade secret rights, in any PSIP Material, including without limitation any portion thereof incorporated in or underlying any Derivative Work created by SEC, and any part or copy of any of the foregoing in any form or media. In the case of all Derivative Work, PSIP shall continue to own the underlying Code and all proprietary rights thereto, and shall own the Derivative Work as a whole and all proprietary rights thereto. PSIP shall own such modifications per se and all proprietary rights thereto. SEC shall have the right and license to use such modifications per se to the same extent it is licensed to use the Code in such respective formats as set forth elsewhere in the MTLA, LSA #1 and this LSA #2. The foregoing ownership rights are subject to the Licenses set forth herein. Rights not expressly granted to the SEC hereunder are reserved by the PSIP.

Without limiting the foregoing, SEC shall own all title and proprietary rights in any pre-existing SEC intellectual property that SEC contributes to any such Derivative Work.

6.2 Without limiting any of SEC's obligations of confidentiality imposed pursuant to the MTLA, SEC shall (i) specifically require any employee and contractor of SEC to execute SEC's standard confidentiality and non-disclosure agreement(s); (ii) notify PSIP promptly and in writing of any circumstances of which SEC has knowledge regarding any possible use of or access to any Confidential Information or any part thereof by any unauthorized person or entity; and (iii) take and allow PSIP to take, at SEC's expense but under PSIP's control, any legal or other action necessary to prevent or stop the access to or use of the Confidential Information by any person or entity that has gained access to the Confidential Information due to the fault or negligence of License or any breach by SEC of the MTLA or this LSA #2.

6.3 Any breach by SEC of any of its obligations under this Section 6 shall be considered to be Default of the provisions of the MTLA.

7.0 AUDIT RIGHTS. PSIP shall have the right, upon one reasonable prior notice, to have one (1) of its employees walk through and inspect any SEC Facility to determine whether SEC employs adequate security procedures as required in Paragraph 6.2 of this LSA #2. Any such audit shall take place during business hours at SEC's location and shall be conducted in a manner that does not unreasonably disrupt the business operations of SEC. PSIP shall bear the expense of any such audit. PSIP shall comply with SEC's instruction during the audit of the SEC Facility.

///End

--------------------------------------------------------------------------------
10/30/00                       Page 3 of 16          Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

                   EXHIBIT A - DESCRIPTION OF LICENSE GRANTED

1.0 PSIP Licensed Products: SEC is authorized to distribute the following PSIP Licensed Product(s) listed below which it has received in Machine Executable Copy form:

         1.1 PSIP API(TM) specification as used in connection with the SEC Seiko Page Printer Platform (SPPP) interface.
         1.2   Machine executable Adobe PostScript(R)3(TM)code including:
                     1.2.1     Adobe Acrobat(R)Reader
                     1.2.2     Adobe Driver Software (Current Release)
                     1.2.3     Adobe Type Manager(R)
                     1.2.4     Bitmap fonts

2.0 Authorized SEC Devices: SEC is authorized to use the PSIP Licensed Products in object code format only solely in the following Authorized SEC Devices:

         2.1 Those Authorized SEC Devices named in Attachment #1 (Summary for Authorized SEC Devices) to LSA #1 dated July 13, 2000, to the MTLA. Specifically, the SEC designated products, * Printer Systems.

         2.2 Those Authorized SEC Devices named in Attachment #1 (Summary for Authorized Devices) to this LSA #2 to the MTLA. Specifically, the SEC designated products, * Printer Systems.

It is understood between the Parties that SEC has delivered to PSIP the latest technical specifications for each of the Authorized SEC Devices as of the date of execution of the LSA #2.

3.0 Authorized SEC Facility: SEC may store and use the PSIP Materials only at the following Authorized SEC Facility:

         Hirooka Office: 80, Harashinden, Hirooka, Shioijiri-shi, Nagano-ken, 399-0785, Japan.

This Authorized SEC Facility may be changed with the written approval of PSIP, which approval shall not be unreasonably withheld. When the Authorized SEC Facility above is sought to be changed, SEC will notify PSIP in writing of the substitute Authorized SEC Facility's name and address at least thirty (30) days in advance of said change. When SEC stores the duplicated PSIP Materials at a more than one Authorized SEC Facility, then any additional Authorized SEC Facility shall be deemed to be an Authorized SEC Facility thirty (30) days after SEC both (i) has notified PSIP in writing of the address of such additional facility and PSIP approval has been granted, and (ii) has paid PSIP's then standard fee for adding an Authorized SEC Facility.

         3.1 Reproduction Sites. SEC may reproduce the PSIP Material in machine executable code format (object code) for each of the above designated Authorized SEC Devices at any SEC designated manufacturing facility world-wide.

         ///End

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 4 of 16          Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

                     EXHIBIT B - PAYMENTS AND PAYMENT TERMS

1.0 PER UNIT LICENSE FEES: For each Authorized SEC Device shipped pursuant to LSA #1 and this LSA #2, PSIP and SEC agree that there shall be a non-refundable, non-transferable and non-creditable Per Unit License Fee due and paid to PSIP. The amount of the Per Unit License Fees for each Derivative Product developed hereunder is shown below. The percentages in the following tables are based on the Suggest Retail Price (SRP) of the product. In the event that a relevant SRP in Japanese Yen shall be established in Japan, the SRP shall be converted into U.S. dollars at TTM rate equal to the average exchange rates for the appropriate currency issued by The Fuji Bank, Limited at the end of the first and last days of the relevant quarterly accounting period (or the first business day thereafter if such day is a Sunday or other non-business day). In the event that a legal SRP cannot be established outside the United States, the SRP of the product in the United States will be used.

1.1 Per Unit LICENSE FEES: The recurring Per Unit License Fee is the fee that PSIP charges SEC for the right to use PSIP' Licensed Products in each product shipped by SEC is detailed below.

         1.1.1    License Fees for Authorized SEC Devices authorized in LSA #1.

     ---------------------------------------------------------------------------
            Table #1 - Per Unit License Fees for Japanese Character Version
                   (Inclusive of Roman Character Font License Fees)
                  (Exclusive of Japanese Character Font License Fees)
     ---------------------------------------------------------------------------
                    Royalty for Licensed System  Royalty for Optional PostScript
                             (Bundled)                   Kit (Unbundled)
     ---------------------------------------------------------------------------
            *                    *%                            *%
     ---------------------------------------------------------------------------
            *                    *%                            *%
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
         Table #2 - Per Unit License Fees for Roman Character Version
               (Inclusive of Roman Character Font License Fees)
     ---------------------------------------------------------------------------
                  Royalty for Licensed System    Royalty for Optional PostScript
                           (Bundled)                     Kit (Unbundled)
     ---------------------------------------------------------------------------
            *                    *%                            *%
     ---------------------------------------------------------------------------
            *                    *%                            *%
     ---------------------------------------------------------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 5 of 16          Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

    -----------------------------------------------------------------------
        Table #3 - Per Unit Incremental License Fee for Japanese Character
                         PostScript Font - Heisei Font Set
                                (Two font Minimum)
    -----------------------------------------------------------------------
    Japanese SRP for Each Licensed           Per Heisei Typeface in U.S. $
                System
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------


---------------------------------------------------------------------------
       Table #4 - Per Unit Incremental License Fee for Japanese Character
                       PostScript Font - Morisawa Font Set
                               (Two font Minimum)
    -----------------------------------------------------------------------
    Japanese SRP for Each Licensed System     Per Heisei Typeface in U.S. $
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------
             *                                              $*
    -----------------------------------------------------------------------

** denotes less than
*** denotes greater than

     1.1.1.1 *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 6 of 16          Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

    -------------------------------------------------------------------------
                               Table #5 *
    -------------------------------------------------------------------------

     1.1.1.2 *

          1.1.2 License Fees for Authorized SEC Products authorized in this LSA #2.

    -----------------------------------------------------------------------
                        Table #6 - Per Unit License Fees
                (Inclusive of Roman Character Font License Fees)
               (Exclusive of Japanese Character Font License Fees)
    -----------------------------------------------------------------------
               Royalty for Licensed System  Royalty for Optional PostScript
                         (Bundled)                   Kit (Unbundled)
    -----------------------------------------------------------------------
           *       *% (minimum of U.S.$*)        *% (minimum of U.S.$*)
    -----------------------------------------------------------------------
           *         *% (minimum of $*)          *% (minimum of U.S.$*)
    -----------------------------------------------------------------------

      -------------------------------------------------------------------
       Table #7 - Per Unit Incremental License Fee for Japanese Character
                        PostScript Font - Heisei Font Set
                               (Two font Minimum)
      -------------------------------------------------------------------
      Japanese SRP for Each Licensed        Per Heisei Typeface in U.S. $
                 System
      -------------------------------------------------------------------
           *                                              $*
      -------------------------------------------------------------------
           *                                              $*
      -------------------------------------------------------------------
           *                                              $*
      -------------------------------------------------------------------
           *                                              $*
      -------------------------------------------------------------------
           *                                              $*
      -------------------------------------------------------------------
           *                                              $*
      -------------------------------------------------------------------
           *                                              $*
      -------------------------------------------------------------------
           *                                              $*
      -------------------------------------------------------------------
           *                                              $*
      -------------------------------------------------------------------
           *                                              $*
      -------------------------------------------------------------------

** denotes less than
*** denotes greater than

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 7 of 16          Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

   -------------------------------------------------------------------------
          Table #8 - Per Unit Incremental License Fee for Japanese Character
                          PostScript Font - Morisawa Font Set
                                  (Two font Minimum)
   -------------------------------------------------------------------------
   Japanese SRP for Each Licensed System     Per Heisei Typeface in U.S. $
   -------------------------------------------------------------------------
            *                                             $*
   -------------------------------------------------------------------------
            *                                             $*
   -------------------------------------------------------------------------
            *                                             $*
   -------------------------------------------------------------------------
            *                                             $*
   -------------------------------------------------------------------------
            *                                             $*
   -------------------------------------------------------------------------
            *                                             $*
   -------------------------------------------------------------------------
            *                                             $*
   -------------------------------------------------------------------------
            *                                             $*
   -------------------------------------------------------------------------
            *                                             $*
   -------------------------------------------------------------------------
            *                                             $*
   -------------------------------------------------------------------------


     1.1.2.1 *

  -----------------------------------------------------------------------------
                                   Table #9 *
  -----------------------------------------------------------------------------

** denotes less than
*** denotes greater than

     1.1.2.2 *

1.2 BLOCK LICENSE.

          1.2.1 Block License Grant. In lieu of paying the required Per Unit Royalty on an "as incurred" basis, PSIP has granted SEC a Block License under which SEC may offset the Per Unit Royalties incurred by the Authorized SEC Devices identified in Exhibit A, Section 2 herein; provided that, SEC may not offset the Per Unit Royalties incurred by

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 8 of 16          Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

         any additional Authorized SEC Devices to be granted under a license of future Licensed System Addenda to be attached to the MTLA.

         1.2.2 Block License Payment. PSIP has granted SEC a Block License for PSIP Licensed Products contained in the Authorized SEC Devices. This Block License will be granted for non-refundable, non-transferable and non-creditable payment of U.S.$* (*) due and payable as of the execution date of this LSA #2. This Block License Payment shall be paid on the following dates:

         a)   Payment of U.S$* (*) within * after the execution of this LSA #2.

         b)   Payment of U.S$* (*) no later than *.

         c)   Payment of U.S$* (*) no later than *.

         1.2.3 Block License Terms and Conditions. The terms and conditions of the PSIP granted Block License to SEC are as follows.

         a) The utilization of the Block License shall apply to the use of all PSIP Licensed Products named in LSA #1 and LSA #2 (as listed in Exhibit A, Section 2.0 herein).

         b) For the distribution of the Authorized SEC Devices named in LSA #1, SEC may apply, at its sole discretion, Per Unit License Fees for each object code copy of the PSIP Licensed Products as set forth in Exhibit B, Section 1.1.1 hereof or those fees as set out below in Exhibit B, Section 1.2.4 hereof. For the distribution of the Authorized SEC Devices named in LSA # 2 SEC may apply the reduced Per Unit License Fees for each object code copy of the PSIP Licensed Products as set out below in Exhibit B, Section
              1.2.4 herein.

         c) SEC will apply the above stated Per Unit License Fee to the actual number of Authorized SEC Devices shipped which contain the object code copies of the PSIP Licensed Products and will thus calculate the equivalent earned recurring Per Unit License Fee.

         d) The Per Unit License Fees stated in Exhibit B, Section 1.1.1 (solely for Authorized SEC Devices licensed in LSA #1), and/or
              Section 1.2.4 below, shall apply until the crediting of the equivalent earned recurring Per Unit License Fee equals U.S.$* (*).

         e) Upon exhaustion of the U.S.$* Block License plus any Additional Block License Fees for each new printer engine as set out below, if any, at SEC's option, the following actions may take place:

              i) SEC, at its sole discretion, may purchase future Block License(s) in the amount of U.S. $* (*) each under the same terms and conditions as enumerated herein; provided, however, that PSIP and SEC shall negotiate to reduce Per Unit License Fee for all Authorized SEC Devices to be

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 9 of 16          Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

                   applied to those future Block Licenses from any previous Per Unit License Fee. If SEC has executed future Block License(s) in which the Authorized SEC Devices named in LSA #1 and LSA #2 are in part or in total named, then the Per Unit License Fee for such Authorized SEC Devices may be credited against those future granted Block License(s).

              ii) SEC, at its sole discretion, may purchase future Block License(s) in the amount of U.S. $* (*) each under the same terms and conditions as enumerated herein.

              iii) SEC, at its sole discretion, may decide not to purchase a future Block License as set forth in e) i) or ii) above, in which case the recurring Per Unit License Fee for each Authorized SEC Device named in LSA #1 shall revert to rate as defined in Exhibit B, Section 1.1.1 hereof and those fees for each Authorized Devices named in LSA #2 shall be revert to rate as defined in Exhibit B, Section 1.1.2 hereof.

1.2.4 License Fees for Authorized SEC Devices authorized in LSA #1 and LSA #2 under this Block License. In the case of products authorized in LSA #1, SEC may, at its sole discretion, use either the per unit license fees enumerated in
Section 1.1.1 or below under the Block License:

----------------------------------------------------------------------------------------
                        Table #10 - Per Unit License Fees
                (Inclusive of Roman Character Font License Fees)
               (Exclusive of Japanese Character Font License Fees)
----------------------------------------------------------------------------------------
                         Royalty for Licensed System             Royalty for Optional
                                  (Bundled)                   PostScript Kit (Unbundled)
----------------------------------------------------------------------------------------
        *           *% (minimum of U.S.$*)                          *% (minimum of
                                                                       U.S.$*)
----------------------------------------------------------------------------------------
        *           a)   *% (minimum of $*) for           *% (minimum of U.S.
                         products with an SRP of          $*)
                         U.S. $* or less.
                    b)   *% for products with an
                         SRP greater than $*.
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
       Table #11 - Per Unit Incremental License Fee for Japanese Character
                       PostScript Font - Heisei Font Set.
                               (Two font Minimum)
-----------------------------------------------------------------------------
  Japanese SRP for Each Licensed System       Per Heisei Typeface in U.S. $
-----------------------------------------------------------------------------
           *                                               $*
-----------------------------------------------------------------------------
           *                                               $*
-----------------------------------------------------------------------------
           *                                               $*
-----------------------------------------------------------------------------
           *                                               $*
-----------------------------------------------------------------------------
           *                                               $*
-----------------------------------------------------------------------------
           *                                               $*
-----------------------------------------------------------------------------

*** denotes greater than

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 10 of 16         Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

         ------------------------------------------------------
                          *                             $*
         ------------------------------------------------------
                          *                             $*
         ------------------------------------------------------
                          *                             $*
         ------------------------------------------------------
                          *                             $*
         ------------------------------------------------------


    -----------------------------------------------------------------------
       Table #12 - Per Unit Incremental License Fee for Japanese Character
                      PostScript Font - Morisawa Font Set.
                               (Two font Minimum)
    -----------------------------------------------------------------------
    Japanese SRP for Each Licensed System     Per Heisei Typeface in U.S. $
    -----------------------------------------------------------------------
             *                                             $*
    -----------------------------------------------------------------------
             *                                             $*
    -----------------------------------------------------------------------
             *                                             $*
    -----------------------------------------------------------------------
             *                                             $*
    -----------------------------------------------------------------------
             *                                             $*
    -----------------------------------------------------------------------
             *                                             $*
    -----------------------------------------------------------------------
             *                                             $*
    -----------------------------------------------------------------------
             *                                             $*
    -----------------------------------------------------------------------
             *                                             $*
    -----------------------------------------------------------------------
             *                                             $*
    -----------------------------------------------------------------------

                  1.2.2.1 *

   ------------------------------------------------------------------------
                      Table #9 - Discount for Heisel Fonts
   ------------------------------------------------------------------------
        SRP in Yen            Discount for Licensed   Discount for Optional
                                     System              PostScript Kit
                                    (Bundled)              (Unbundled)
   ------------------------------------------------------------------------
   ***                                 $*                      $*

   *                                   $*                      $*
   ------------------------------------------------------------------------
   *
                                       $*                      $*
                                       $*                      $*
   ------------------------------------------------------------------------
   *                                   $*                      $*

                                       $*                       *
   ------------------------------------------------------------------------

** denotes less than
*** denotes greater than

                  1.2.2.2 *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 11 of 16         Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

1.3 ADDITIONAL BLOCK LICENSE

         1.3.1 Additional Block License Grant. If SEC wishes to add new Authorized SEC Devices using new printer engine ("New Authorized SEC Devices") and/or those devices using certain engines previously covered under previously executed Licensed System Addenda, PSIP and SEC agrees to enter into new Licensed System Addenda to be attached to the MTLA and PSIP shall grant additional Block Licenses ("Additional Block License") for New Authorized SEC Devices under the new Licensed System Addenda and the following terms and conditions:

         a) Additional Block License will be issued in the denomination of U.S. $* (*) for each New Authorized SEC Devices. * executed License System Addenda, no Additional Block License shall be required for such new products; provided that, Per Unit License Fees set out in Exhibit B, Section 1.2.4 hereof shall be applied to such new products.

         b) For the distribution of New Authorized SEC Devices, SEC may apply the reduced Per Unit License Fees as set out in Exhibit B, Section 1.2.4 hereof to reduce any Additional Block License payments. Such Additional Block License will also cover the Per Unit License Fees for all Authorized SEC Devices licensed under previously executed Licensed System Addenda and under current Licensed System Addenda.

         c) SEC, at its sole discretion, may decide not to purchase Additional Block License as set forth in Section 1.3.1 a) and
                  b) above, in which case the rate as defined in Exhibit B,
                  Section 1.1.2 hereof shall be applied as the Per Unit License Fee for each New Authorized SEC Devices.


* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 12 of 16         Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

               ATTACHMENT #1 - SUMMARY FOR AUTHORIZED SEC DEVICES

Following are product descriptions for the Authorized SEC Devices licensed under this LSA#2.

1.0 Kent-E2 Printer System Summary

         1.1  Controller Design:  *
         1.2  Controller CPU:  *
         1.3  Operating System:  *
         1.4  ROM Capacity: Code:  *
         1.5  ROM used by Adobe:  *
         1.6  RAM capacity:  *
         1.7  Standard Communications:  *
         1.8  Optional Communications:  *
         1.9  Marking engine:  *
         1.10 Resolution:  *
         1.11 Marking engine speed:  *
         1.12 Color/Mono:  *
         1.13 Paper Sizes:  *
         1.14 Paper Sources:
                  1.14.1    *
                  1.14.2    *
                  1.14.3    *
         1.15 Paper output:  *
         1.16 User Interface:  *
         1.17 Language Support:  *
         1.18 Typeface:  *
         1.19 Other Adobe Software:  *

2.0 Kent-P (Roman Model only) Printer System Summary
         2.1  Controller Design:  *
         2.2  Controller CPU:  *
         2.3  Operating System:  *
         2.4  ROM Capacity: Code:  *
         2.5  ROM used by Adobe:  *
         2.6  RAM Capacity:  *
         2.7  Standard Communications:  *
         2.8  Optional Communications:  *
         2.9  Making engine:  *
         2.10 Resolution:  *
         2.11 Marking engine speed:  *
         2.12 Color / mono:  *
         2.13 Paper Sizes:  *
         2.14 Paper Sources:
                  2.14.1    *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 13 of 16         Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

                  2.14.2    *
                  2.14.3    *
         2.15 Paper output:  *
         2.16 User Interface:  *
         2.17 Language Support:  *
         2.18 Typeface:  Roman:  *
         2.19 Other Adobe Software:  *

3.0 Kent-CB Printer System Summary
         3.1  Controller Design:  *
         3.2  Controller CPU:  *
         3.3  Operating System:  *
         3.4  ROM capacity: Code:  *
         3.5  ROM used by Adobe:  *
         3.6  RAM capacity:  *
         3.7  Standard Communications:  *
         3.8  Optional Communications:  *
         3.9  Marking engine:  *
         3.10 Resolution:  *
         3.11 Marking engine speed:  *
         3.12 Color / mono:  *
         3.13 Paper Sizes:  *
         3.14 Paper Sources:
                  3.14.1    *
                  3.14.2    *
                  3.14.3    *
                  3.14.4    *
         3.15 Paper output:  *

         3.16 User interface: *
         3.17 Language Support: *
                  3.18.1    Roman:  *
                  3.18.2    Japan:  *
         3.19 Other Adobe Software:  *

4.0 Kent-CB(J) Minus Printer System Summary
         4.1  Controller Design:  *
         4.2  Controller CPU:  *
         4.3  Operating System:  *
         4.4  ROM Capacity: Code:  *
         4.5  ROM used by Adobe:  *
         4.6  RAM Capacity:  *
         4.7  Standard Communications:  *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 14 of 16         Initials: PSIP ___; SEC ___

SEC / PSIP Licensed System Amendment #2                             CONFIDENTIAL
--------------------------------------------------------------------------------

         4.8  Optional Communications:  *
         4.9  Marking Engine:  *
         4.10 Resolution:  *
         4.11 Marking engine speed:  *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
10/30/00                       Page 15 of 16         Initials: PSIP ___; SEC ___